AMENDMENT NO. 1
TO THE SUPPLEMENT NO. 1 TO LICENSE AND SERVICE AGREEMENT

THIS AMENDMENT TO THE SUPPLEMENT NO. 1 TO LICENSE AND SERVICE AGREEMENT
(“Amendment”) is made effective as of January 1, 2019 (the “Amendment Effective Date”) by and between Digital Turbine USA, Inc. (“Company”) and Cricket Wireless LLC, an affiliate of AT&T Mobility LLC (“Cricket”) (each a “Party” and together the “Parties”). This Amendment is governed by the terms of that certain Supplement No. 1 To License and Service Agreement signed November 2, 2015 (the “Supplement”), which by this reference is made a part hereof. Capitalized terms used, but not otherwise defined, herein shall have the meanings attributed to them in the Supplement.
WHEREAS, Company and Cricket entered into the Supplement; and
WHEREAS, Company and Cricket desire to amend certain terms of the Supplement as set forth in this Amendment.
NOW, THEREFORE, in consideration of and for the terms and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby accepted and acknowledged, the Parties mutually agree as follows:

1.	Amendment of Exhibit C-1 (Business Terms). Parties agree replace Section 1 in Exhibit C-1 of the Supplement in its entirety, with the following:
“(a) Cricket Share. Company will pay Cricket the percentage of gross revenue shown in the table below owed to Company from Campaigns of Company-sourced Applications distributed through the Cricket Application Download Service, which the Company sources for the Cricket Application Download Service (“Gross Revenues”). Company agrees that the rates provided for Cricket Share will be at least as high as any revenue share payable by Company to any other wireless carriers or operators in the United States:

Tiers	Units	Cricket Share	Company Share
1	[***]	[***]	[***]
2	[***]	[***]	[***]

The foregoing Units tiers are cumulative and are calculated monthly, so that once a Units threshold is reached, Cricket Share is payable at the new Units tier for any/all revenues generated from Units so long as the number of Units is at the new Units tier level. For example, in the first month (January), if there are [***] Units added, the Units cumulative total would be [***] and the Cricket Share of Gross Revenues will be calculated at [***] for [***] Units. In the second month (February), if [***] Units were added, the Units cumulative total would be [***] and the Cricket Share of Gross Revenues will be calculate at [***] for the [***] Units, etc.

“(b) Application Allocation. Cricket shall use commercially reasonable efforts to make available for Company placement at least [***] Company-sourced Applications, distributed through the Cricket Application Download Service, per Interactive Device model. The Parties acknowledge and agree that the number of placed Company-sourced Applications on any given Interactive Device model may vary depending on (i) device type, device memory, network performance, and other technical specifications, (ii) Cricket’s request for removal of the Company-sourced Applications pursuant to the Parties’ License and Service Agreement, and (iii) limited inventory of Company-sourced Applications.”

(c) [***] will be payable by Cricket to Company for Cricket Applications, AT&T Applications (including WarnerMedia Applications), or 3rd Party Applications Cricket sources for the Cricket Application Download Service; provided, however that Cricket may utilize the Cricket Application Download Service to source and have installed up to [***] (“3rd-Party App Marketing Fee Cap”) 3rd Party Applications on [***]Unit for which Cricket is paid a 3rd Party Application marketing one-time fee (e.g. CPP, CPI, CPA, etc.). The Parties acknowledge that such 3rd-Party App Marketing Fee Cap does not apply to existing, commercially launched before Effective Date of this Amendment No. 1, Units with Cricket Application Download Service. If Cricket exceeds the 3rd-Party App Marketing Fee Cap on [***] Unit over [***] consecutive months, Company and Cricket agree to discuss and negotiate in good faith a one-time Company platform fee (CPF) structure, paid by Cricket to Company, for [***] Unit that exceeded the 3rd-Party App Marketing Fee Cap.

2.	For the purpose of calculating each Party’s Share as of the Effective Date pursuant to the Tiers specified in Section 1(a) of the Supplement, the total Unit count shall be reset to [***].

3.
Integration; Conflicts. This Amendment and the Supplement set forth the Parties’ entire agreement with respect to the subject matter hereof and thereof. Except as expressly modified by this Amendment, each and every term and condition set forth in the Supplement, and each Party’s rights and obligations thereunder, shall remain in full force and effect. In the event of a conflict between any term or condition set forth in herein and the Supplement, the terms and conditions of this Amendment shall govern and prevail.

4.
Counterparts. This Amendment may be executed in separate counterparts, each of which when executed and delivered (including without limitation via facsimile or .pdf transmission) will be deemed an original and all of which together shall constitute one and the same instrument and will be binding upon the Parties.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.

DIGITAL TURBINE USA, INC.    CRICKET WIRELESS LLC

By:         By:

Name:         Name:

Its:             Its:

Date:         Date:

(Signature Page to Amendment No. 1 to Supplement No. 1 To License and Service Agreement)